`=======================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 14, 2006

                     SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                  ON BEHALF OF:
                  STRATS(SM) TRUST FOR Dominion Resources, Inc.
                            SECURITIES, SERIES 2005-6
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                               333-111858-18
   Delaware                      001-32680                52-2316339
------------------------------------------------------------------------
(State or Other             (Commission Number)        (I.R.S. Employer
Jurisdiction of                                        Identification No.)
Incorporation)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                     28288
-----------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
                                                   ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))




=============================================================================
                                       1

The STRATS(SM) TRUST FOR DOMINION RESOURCES, INC.SECURITIES, SERIES 2005-6, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2005-6 in respect of the Trust dated as of November 21, 2005 (the "Series Supplement").

Item 8.01. Other Events

On March 14, 2006, Synthetic Fixed-Income Securities, Inc. surrendered 340,000 STRATS(SM) Certificates, Series 2005-6 held by it having an aggregate stated amount equal to $8,500,000 to the Trust in exchange for a distribution of Dominion Resources, Inc. 5.950% Senior Notes due June 15, 2035, having a principal balance equal to $8,500,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement.

After giving effect to the above exchange of Certificates, as of the close of business on March 14, 2006, $16,500,000 aggregate principal amount of Dominion Resources, Inc. 5.950% Senior Notes due June 15, 2035 are held by the Trust, and 660,000 Certificates representing $16,500,000 aggregate Certificate Principal Balance are outstanding.


                                       2


                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.

                                         By: /s/ Jimmy Whang
                                             -----------------
                                         Name:   Jimmy Whang
                                         Title:  Managing Director



Date:  March 14, 2006